UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Biora Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Biora Therapeutics, Inc.

Annual Meeting of Stockholders

Wednesday, June 5, 2024 10:00 AM, Pacific Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BIOR for more details.

To attend the meeting online you must register by 5:00pm PT on June 4, 2024 at www.proxydocs.com/BIOR

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/BIOR

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 24, 2024.

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Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 5, 2024 For Stockholders of record as of April 16, 2024

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/BIOR

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

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Biora Therapeutics, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

   FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.	To elect the six director nominees named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

1.01 Adi Mohanty

1.02 Jeffrey D. Alter

1.03 Jeffrey A. Ferrell

1.04 Jill Howe

1.05 Brian L. Kotzin, M.D.

1.06 Lynne Powell

2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our common stock from 164,000,000 to 300,000,000.

4.	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock underlying certain warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of March 31, 2024, and those certain Warrant Amendment Agreements, dated as of March 31, 2024, in an amount equal to or in excess of 20% of the common stock outstanding immediately prior the issuance of such warrants.

Note: Such other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.